                                                                    EXHIBIT 10.4

                               CNB HOLDINGS, INC.
                        1998 INCENTIVE STOCK OPTION PLAN

        1. PURPOSE. The purpose of the CNB Holdings, Inc. 1998 Incentive Stock Option Plan (the "Plan") is to advance the interests of CNB Holdings, Inc. (the "Company") by encouraging and enabling present and future key employees of the Company and any parent or subsidiary of the Company to acquire a financial interest in the Company through incentive stock options under the Plan. The Company believes that the Plan will also aid the Company and any parent or subsidiary of the Company in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

        2.     ADMINISTRATION.

               (a) General. The Plan shall be administered, construed and interpreted by the Compensation Committee (the "Committee") of the Board of Directors of the Company, or if no such committee is established, then by the Board of Directors. In the event that there is not a Committee established at any time during the term of any option granted hereunder, references herein to the Committee shall be interpreted to be references to the Board of Directors.

               (b) Grant of Options. The Committee shall from time to time recommend the persons who shall participate in the Plan and the extent of their participation. The Committee also shall recommend the price to be paid for shares upon the exercise of options granted under the Plan, the period within which each option may be exercised and the terms and conditions of each individual Stock Option Agreement (as defined herein) by and between the Company and the holder of the option. The terms and conditions of each individual Stock Option Agreement shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. All such recommendations by the Committee shall be final upon the approval of the Board of Directors.

               (c) Interpretation of Plan. In interpreting the Plan, the Committee and Board of Directors shall be governed by the principles and requirements of sections 421, and 422 and related sections of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations applicable to incentive stock options and incentive stock option plans. Where applicable, unless otherwise defined, a parent corporation is any corporation in an unbroken chain of corporations ending with the Company if, at the time the option is granted, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A subsidiary corporation is any corporation in an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. Such definitions of parent and subsidiary shall be consistent with the definitions of such terms as set forth in Code section 424. All other terms used herein shall have and shall be interpreted as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any option granted under the Plan and any determination pursuant to any provision of the Plan or any such option shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors shall be liable for any action or determination made in good faith, and members of the Committee and the Board of Directors shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

        3. ELIGIBILITY. Options under the Plan may be granted to key senior officers, key officers and other key employees of the Company or of one or more of any future parents or subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its parents or subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its parents or subsidiaries at the time of the grant. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an option grant unless his vote is required to secure a majority vote in favor of the grant of his option. For purposes of the Plan, a person to whom an option is granted under the Plan shall be referred to as a "Grantee".

        4. SHARES SUBJECT TO PLAN. The shares subject to the Plan shall be authorized but unissued or treasury shares of the Company's One Dollar ($1.00) par value common stock (the "Common Stock"). Subject to readjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be sixty thousand (60,000) shares, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of sixty thousand (60,000) shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

        5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements (the "Stock Option Agreements") in such form as the Committee and the Board of Directors shall, consistent with the provisions of Code sections 421 and 422 and related sections of the Code and applicable Treasury Regulations, approve from time to time. Such Stock Option Agreements and the options evidenced thereby shall comply with and be subject to the following terms and conditions:

               (a) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

               (b) Amount Limitation. A key employee may not be granted incentive stock options which are exercisable for the first time in any one calendar year under the Plan and any other incentive stock option plan of the Company or any parent or subsidiary corporation of the Company for the purchase of Common Stock with an aggregate fair market value of more than One Hundred Thousand Dollars ($100,000) (valued as of the date of grant of the option).

               (c) Option Price. The option price for each option granted under the Plan shall be the amount determined by the Board of Directors, upon the recommendation of the Committee, but, subject to the provisions of paragraph 5(j) of the Plan, shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock subject to the option on the date of grant of the option. The date on which the Board of Directors approves the granting of an option shall be considered the date on which such option is granted. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the Common Stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service. If the Common Stock is not regularly traded in the over-the-counter market or registered in a national securities exchange the Committee shall determine the fair market value of the common stock in good faith in accordance with Code section 422(c)(1) and accompanying Treasury Regulations.

               (d) Medium and Time of Payment. The option price shall be payable upon the exercise of an option in cash or by check.

               (e) Term and Exercise. Except as set forth in paragraph 5(j) of the Plan, each option granted under the Plan shall be exercisable by the Grantee only during a term fixed by the Board of Directors upon recommendation of the Committee ending not later than ten (10) years after the date of grant of the option. The Board of Directors upon recommendation of the Committee shall determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

               (f) Method of Exercise. All options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(d) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

                  (g)      Effect of Termination of Employment or Death.

                           (A)      Termination of Employment. Except as
otherwise provided in this subparagraph (A) or in subparagraph (B) below, upon termination of the employment of any Grantee with the Company or any parent or subsidiary corporation of the Company for any reason, all options held by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. The Board of Directors upon recommendation of the Committee at its election may provide in any Stock Option Agreement that the Grantee may exercise an option at any time within three (3) months after the termination of employment of the Grantee with the Company or any parent or subsidiary corporation then employing the Grantee (or within one (1) year after the termination of such employment if such employment is terminated due to the Grantee's permanent disability). In no event, however, will the option be exercisable after the expiration of the term of the option. In addition, exercise of the option following termination of the Grantee's employment shall be subject to the following terms and conditions: (i) with respect to any and all installments of the option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise provided in the Stock Option Agreement, operate to permit such installment to become exercisable within such period; and (ii) with respect to any installment of the option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised. For purposes of this subparagraph (A), if any corporation ceases to be a parent or subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another parent or subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a parent or subsidiary of the Company. For purposes of the Plan, "permanent disability" shall mean a permanent disability as defined in Code section 22(e)(3).

                           (B)      Death. In granting any option under the
Plan, the Board of Directors and Committee may provide in the Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an option is exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within twelve (12) months after the date of the Grantee's death and in any event prior to the date of expiration of the option. Such exercise otherwise shall be subject to the terms and conditions of the Plan; provided, however, that with respect to any installment of the option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided in the Stock Option Agreement, operate to permit such installment to become exercisable within such period.

                  (h) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

                  (i) Rights as Shareholder. Neither the Grantee nor the Grantee's Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares. Except as specified in paragraph 6 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an option.

                  (j) No Options in Certain Cases. Except as set forth in this paragraph 5(j) of the Plan, no options shall be granted except within a period of ten (10) years after the effective date of the Plan. In no event shall an option be granted to any person who, at the time such option is granted, owns (as defined in Code section 422(b)(6)) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless (i) the option price under such option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such option on the date of grant of such option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Stock Option Agreement shall make such option expire on the date that is the fifth (5th) anniversary after the date on which the option is granted.

               (k) Miscellaneous Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions, not inconsistent with the Plan or the applicable provisions of the Code, as the Committee shall deem advisable.

        6.      ADJUSTMENTS.

               (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee, upon the occurrence of such an event, shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph (a) shall be made in such a manner that such adjustment will not constitute a "modification" as defined in Code section 424. All adjustments made by the Committee (unless otherwise determined by the Board of Directors) under this subparagraph (a) shall be final and conclusive.

               (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

                  (A) Declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all options shall terminate thirty (30) days after the Committee gives written notice to all Grantees of their immediate right to exercise all options then outstanding and of the Committee's decision to terminate all options not exercised within such thirty-day period; or

                  (B) Notify all Grantees that all options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Common Stock subject to such options would have been entitled.

        The adoption of a plan of dissolution or liquidation by the Board of Directors and the shareholders of the Company shall cause every option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; provided, however, that the Committee, in its discretion, may declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), outstanding options shall be governed by and be subject to the provisions of such sentence.

               (c) Rights or Warrants. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's option that may be exercised on or prior to the date of the expiration of such rights or warrants.

        7.     EFFECTIVE DATE AND TERMINATION OF PLAN.

               (a) Effective Date. The effective date of the Plan shall be March 31, 1998, the date of its adoption by the Board of Directors of the Company, provided that the shareholders of the Company (acting at a duly called meeting of the shareholders) shall approve the Plan before March 31, 1999.

               (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

         8. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

         9. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

         10. AMENDMENT. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that options granted under the Plan shall be "incentive stock options" as defined in Code section 422, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the shareholders of the Company, no such amendment shall change:

               (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

               (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

               (c) The minimum option price as provided under paragraph 5(c) of the Plan, other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Code or Treasury Regulations thereunder applicable to incentive stock options or if such change is necessitated by a change in the manner in which the Common Stock is traded; or

               (d) The period during which options may be granted as provided in paragraph 5(j) of the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 7(b) to terminate the
Plan); or

               (e) The provisions of paragraph 3 of the Plan relating to the determination of employees to whom options may be granted.

         Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

         11. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Georgia and construed in accordance therewith.

                               CNB HOLDINGS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         This Incentive Stock Option Agreement ("Agreement"), dated as of , 199_ (the "Date of Grant"), is made and entered into by CNB HOLDINGS, INC., a Georgia corporation ("CNB"), and (the "Grantee"), who is an employee or officer of CNB or one of its parents or subsidiaries (the Grantee's employer is sometimes referred to herein as the "Employer").

         WHEREAS, the Board of Directors of CNB (the "Board") adopted the CNB Holdings, Inc. 1998 Incentive Stock Option Plan (the "Plan") on March 31, 1998 and the shareholders of CNB adopted the Plan on ________, 1998;

         WHEREAS, the Plan provides for the granting of incentive stock options by the Compensation Committee of the Board of Directors of CNB (the "Committee") to employees of CNB or any parent or subsidiary of CNB to purchase shares of the common stock of CNB, par value one dollar ($1.00) per share (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan and has determined that it would be in the best interest of CNB to grant the incentive stock options documented herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       GRANT OF OPTION

         Subject to the terms and conditions hereinafter set forth, CNB, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to shares of Stock at a price of $ per share, which is the fair market value of the Stock as defined in the Plan. Such option is hereinafter referred to as the "Option," and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares". The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option, as such term is defined under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to such further limitations as are provided herein, the Option is exercisable commencing on the Date of Grant.

         2.       TERMINATION OF OPTION

         The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void upon the earlier of: (i) ten (10) years after the Date of Grant; or (ii) the date on which the Grantee shall be convicted of any act of malfeasance or wrongdoing directly or indirectly affecting CNB or any parent or subsidiary of CNB.

         3.       EXERCISE OF OPTION

                  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of CNB written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

                  (b) Upon a termination of the Grantee's employment for any reason other than as set forth in Section 2(ii) of this Agreement, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of termination: (i) the one-year period following the date of the Grantee's death, in the case of the Grantee's death during his employment by the Employer, or the one-year period following the termination of employment due to permanent disability (as determined by the Plan) and (ii) the three-month period following the date of such termination in the case of termination of his employment for any reason other than the death or permanent disability of the Grantee or pursuant to Section 2(ii) of this Agreement. A transfer of the Grantee's employment between CNB and any subsidiary of CNB, or between any subsidiaries of CNB, shall not be deemed to be a termination of the Grantee's employment.

                  (c) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made in cash on or before the exercise date specified in the notice of exercise.

                  (d) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, CNB shall cause to be delivered to the Grantee a certificate or certificates for the Option Shares then being purchased (out of unissued Stock or reacquired Stock, as CNB may elect) upon full payment for such Option Shares. The obligations of CNB to deliver the Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of the Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (e) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by CNB. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

         4.       ADJUSTMENT OF AND CHANGES IN STOCK OF CNB

                  (a) In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, rights offering or any other change in the corporate structure or shares of capital stock of CNB, the Committee shall make such adjustment as appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

                  (b) In the event that CNB shall be a party to any reorganization involving a merger, consolidation or acquisition of the Stock or the assets of CNB, the Committee, in its sole discretion, may:

                           (i)      declare that the Option granted hereunder
shall become exercisable immediately notwithstanding the provisions of this Agreement regarding exercisability and that the Option shall terminate thirty
(30) days after the Committee gives written notice to Grantee of his immediate right to exercise the Option and of the Committee's decision to terminate the Option if not exercised within such thirty-day period; or

                           (ii)     notify the Grantee that the Option granted
hereunder shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Stock subject to the Option would have been entitled.

                  (c) The adoption of a plan of dissolution or liquidation by the Board of Directors and the shareholders of CNB shall cause the Option to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders of CNB; provided, however, that the Committee, in its discretion, may declare that the Option shall become exercisable immediately notwithstanding the provisions of this Agreement regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of subparagraph (b), the Option shall be governed by and be subject to the provisions of such sentence.

                  (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Stock, the Grantee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's Option that may be exercised on or prior to the date of the expiration of such rights or warrants.

         5.       FAIR MARKET VALUE

         For purposes of the Plan, the "fair market value" of the shares of Stock shall be the mean between the high "bid" and the low "asked" prices of the Stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the first day immediately preceding such day on which shares were traded. If the Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Stock shall mean the closing price of the Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the first day immediately preceding such day on which shares were traded. If the Stock is not regularly traded in the over-the-counter market or registered on a national securities exchange the Committee shall determine the fair market value of the Stock in good faith in accordance with Code section 422(c)(1) and accompanying Treasury Regulations.

         6.       NO RIGHTS OF SHAREHOLDERS

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of CNB with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to becoming the holder of record of such shares.

         7.       NON-TRANSFERABILITY OF OPTION

         During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or a legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process by any third party upon the rights or interest hereby conferred, CNB may terminate the Option by notice to the Grantee, and it shall thereupon become null and void.

         8.       EMPLOYMENT NOT AFFECTED

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment by the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by CNB, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Grantee.

         9.       AMENDMENT OF OPTION

         This Agreement and the terms of the Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable due to any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of CNB and the Grantee.

         10.      SECURITIES LAWS.

         This Option may not be exercised if the issuance of shares of Stock of CNB upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Grantee, as a condition to his exercise of this Option, shall represent to CNB that the shares of Stock of CNB that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for CNB is then of the opinion that such a representation is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable law, regulation or rule of any governmental agency.

         The Grantee represents and warrants that he will be acquiring the Option Shares for investment purposes and not with a view to distribution. The Grantee further represents and warrants that he is aware that the Option Shares have not been registered under the Securities Act or under the provisions of Georgia law and that the Option Shares may not be sold, transferred or otherwise assigned without registration or an exemption therefrom. Grantee acknowledges being informed by CNB that the Option Shares are restricted securities and that each certificate for shares of Stock issued upon exercise of the Option shall be stamped or otherwise imprinted with a restrictive legend in form and context deemed necessary by CNB. The undersigned further acknowledges that he is a shareholder of CNB and is aware of the business and operations of CNB.

         11.      NOTICE

         Any notices or other communications to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to be given, delivered or received when delivered personally or three days after being deposited in the United States Mail, registered or certified, and with proper postage and registration and certification fees prepaid, addressed to the parties for whom intended at the addresses indicated for each party as set forth below:


           CNB:                     CNB Holdings, Inc.

                                    --------------------------------------

                                    --------------------------------------
                                    Attention:                      , President
                                              ----------------------

           with a copy to:          Thomas O. Powell, Esquire
                                    Troutman Sanders LLP
                                    600 Peachtree Street, N.E., Suite 5200
                                    Atlanta, Georgia 30308

           Grantee:
                                    ----------------------------------------
                                    ----------------------------------------
                                    ----------------------------------------

         12.      INCORPORATION OF PLAN BY REFERENCE

         The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

         13.      GOVERNING LAW

         The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the law of the State of Georgia.

         14.      COUNTERPARTS

         This Agreement may be executed with counterpart signature pages, all of which together shall constitute one and the same Agreement.

         15.      SUCCESSORS AND ASSIGNS

         This Agreement shall inure to the benefit of and be enforceable by and binding upon the permitted successors and assigns of each party, including the personal or legal representatives, executors, administrators, heirs and legatees of the Grantee.

         IN WITNESS WHEREOF, CNB has caused its duly authorized officers to execute and attest this Agreement, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the date first written above.


ATTEST:                                    CNB HOLDINGS, INC.

By:                                        By:
   ----------------------------               --------------------------------
    Its:                                       Its:
        -----------------------                    ---------------------------
        [CORPORATE SEAL]


                                           GRANTEE

-------------------------------            -----------------------------------
Witness